July 26, 2024

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

Exchange: NYSE

Ticker Symbol: MDST

WESTWOOD SALIENT ENHANCED ENERGY INCOME ETF

Exchange: The Nasdaq Stock Market

Ticker Symbol: WEEI

Series of Ultimus Managers Trust

Supplement to the Prospectus

dated March 8, 2024, as supplemented on April 25, 2024

This supplement updates certain information in the Prospectus for the Westwood Salient Enhanced Midstream Income ETF and the Westwood Salient Enhanced Energy Income ETF (each, a “Fund” and together, the “Funds”), series of Ultimus Managers Trust, as set forth below. For more information on the Funds or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodetfs.com or call the Funds toll free at 1-800-994-0755.

Effective immediately, the following changes are made in the Prospectus for the Funds:

In accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, each Fund’s primary benchmark is revised as noted below. A Fund’s secondary benchmark provides a means to compare the Fund’s average annual returns to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe.

Fund Name	Primary Benchmark	Secondary Benchmark
Westwood Salient Enhanced Midstream Income ETF	S&P 500 Index	Alerian Midstream Energy Select Total Return Index
Westwood Salient Enhanced Energy Income ETF	S&P 500 Index	S&P Energy Select Sector Index

Investors Should Retain this Supplement for Future Reference.

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